SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ____________
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 10, 2003


                                  I SITES, INC.
                                ---------------
               (Exact Name of Registrant as Specified in Charter)




              Florida                 000-49820               65-0929565
              -------                ----------               ----------
  (State or Other Jurisdiction       (Commission            (IRS Employer
       of Incorporation)             File Number)       Identification Number)
   -----------------     ------------------------      -----------------------


     1021  Ives  Dairy  Road,  Suite  117,  Miami,  Florida           33179
     ------------------------------------------------------           -----
         (Address  of  principal  executive  offices)               (Zip  Code)


     Registrant's  telephone  number,  including  area  code:   (888)  598-8677
                                                                ---------------

ITEM  5.       OTHER  EVENTS.

     On February 10, 2003, the Board of Directors of I Sites, Inc. (the "Company") approved a one for two reverse stock split of its common stock, par value $.001 ("Common Stock"). The reverse stock split will be effective as to shareholders of record on the close of business on February 10, 2003.

     In connection with this reverse stock split, the Board of Directors also approved an amendment to the Articles of Incorporation of the Company in order to reduce the maximum number of shares of Common Stock that the Company is authorized to issue and have outstanding at any one time from 50,000,000 shares to 25,000,000 shares.

ITEM  7.  EXHIBITS

3.1     Amendment  to  Articles  of  Incorporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February  10,  2003

                              I  SITES,  INC.


                              By:    /s/   Brian  D.  Cohen                    .
                                 -----------------------------------------------
                                  Brian  D.  Cohen,  President